Exhibit 10.4
THIRD AMENDMENT OF INVESTORS' RIGHTS AGREEMENT
This Third Amendment of Investors' Rights Agreement (this "Third Amendment") is made as of June 29, 2016, and amends the Investors' Rights Agreement, dated January 30, 2015, among NerdWallet, Inc. (the "Company") and the other parties thereto (the "Agreement"), as amended on June 19, 2015 and August 26, 2015.
Under Section 3.1(a) of the Agreement, the Company shall deliver to each Major Investor within one hundred twenty (120) days (the "Delivery Period") after the end of each fiscal year of the Company: a balance sheet as of the end of such year; statements of income and of cash flows for such year; and a statement of stockholders' equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company.
Under Section 6.6 of the Agreement, any term of the Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding.
1.Section 3.1 (a) of the Agreement is hereby amended and restated in its entirety to read as follows:
"(a)      as soon as practicable, but in any event before October 1 of the year following the end of each fiscal year of the Company (i) a balance sheet as of the end of such fiscal year, (ii) statements of income and of cash flows for such fiscal year, and (iii) a statement of stockholders' equity as of the end of such fiscal year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;"
Except as expressly amended by this Third Amendment, the Agreement shall remain in full force and effect in accordance with its terms.
Capitalized terms used in this Third Amendment and not otherwise defined shall have the meaning given in the Agreement.
[signature page follows]

This Second Amendment is executed and delivered as of the date first written above.

NERDWALLET, INC.
By:	/s/ Tim Chen
Name:	Tim Chen
Title:	CEO

INSTITUTIONAL VENTURE PARTNERS XIV, L.P.
By:	Institutional Venture Management XIV LLC
Its:	General Partner
By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director